UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2005

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 765-7801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry Into a Material Definitive Agreement.

On November 9, 2005, Marshall & Ilsley Corporation, a Wisconsin corporation (“M&I”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gold Banc Corporation, Inc., a Kansas corporation (“Gold Banc”).  Subject to the terms and conditions of the Merger Agreement, Gold Banc will merge with and into M&I (the “Merger”), with M&I being the surviving corporation in the Merger.

Under the terms of the Merger Agreement, assuming that M&I common stock trades within a certain range as described in the Merger Agreement, each Gold Banc stockholder will receive $18.50 per share, consisting of $2.78 per share in cash and $15.72 in M&I common stock.  The total transaction value is approximately $700 million.

The boards of directors of M&I and Gold Banc have each approved the Merger Agreement.  The transactions contemplated by the Merger Agreement are subject to customary closing conditions, including regulatory approvals and approval of the Gold Banc stockholders, and are expected to be completed in the second quarter of 2006.

A copy of the Merger Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Concurrently with the execution of the Merger Agreement, M&I entered into a Stockholder Voting Agreement (the “Voting Agreement”) with Malcolm M. Aslin, Richard J. Tremblay, Donald C. McNeill, J. Gary Russ, Allen D. Petersen, William Randon, D. Patrick Curran, Daniel P. Connealy, Robert J. Gourley, and Jerry L. Neff (each, a “Stockholder,” and together, the “Stockholders”) pursuant to which each Stockholder has agreed to vote his shares of Gold Banc common stock in favor of the Merger Agreement and the transactions contemplated thereby, including the Merger.  The Stockholders individually own approximately 2.5% of the outstanding Gold Banc common stock.

A copy of the Voting Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.  The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement.

Item 8.01

Other Events

On November 10, 2005, M&I and Gold Banc issued a joint press release announcing the signing of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  Also on November 10, 2005, M&I and Gold Banc held a conference call regarding the Merger.  A copy of the presentation materials referenced in the conference call is attached hereto as Exhibit 99.2 and incorporated herein by reference.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This document contains or may contain forward-looking statements about M&I, Gold Banc and the combined company which are within the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements with respect to the expected timing, completion and effects of the proposed merger and the financial condition, results of operations, plans, objectives, future performance and business of M&I, Gold Banc and the combined company, including statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates” or similar expressions.

These forward-looking statements involve certain risks and uncertainties.  There are a number of important factors which could cause M&I’s and Gold Banc’s actual results to differ materially from those anticipated by the forward-looking statements.  These factors include, but are not limited to: (1) competitive pressures among depository institutions increasing significantly; (2) changes in the interest rate environment reducing interest margins; (3) prepayment activity, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either nationally or in the states in which M&I and Gold Banc do business, become less favorable than expected; (5) expected synergies and cost savings are not achieved or achieved at a slower pace than expected; (6) integration problems or delays; (7) legislative or regulatory changes which adversely affect the businesses in which M&I and Gold Banc are engaged; (8) changes in the securities markets; (9) the economic impact of terrorist attacks and similar or related events; (10) receipt of regulatory approvals without unexpected delays or conditions; (11) changes in the securities markets; (12) retention of customers and critical employees; (13) unanticipated changes in laws, regulations, or other industry standards affecting M&I’s and Gold Banc’s businesses; and (14) those referenced in M&I’s Annual Report on Form 10-K for the year ended December 31, 2004, under the heading “Forward-Looking Statements.”  Further information on other factors which could affect the financial results of M&I and Gold Banc after the merger are included in M&I’s filings with the Securities and Exchange Commission.  These documents are available free of charge at the Commission’s website at http:\\www.sec.gov or from M&I.

ADDITIONAL INFORMATION

M&I and Gold Banc intend to file a registration statement on Form S-4, which will include a proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving M&I and Gold Banc.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC when they become available at the SEC’s web site at http://www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Gold Banc at Gold Banc’s web site at http://www.goldbanc.com or by contacting Gold Banc investor relations via telephone at 913-451-8050.  Investors and security holders may obtain free copies of the documents filed with the SEC by M&I at M&I’s web site at http://www.micorp.com, Investor Relations, or by contacting M&I investor relations via telephone at 414-765-7834.

M&I, Gold Banc and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Gold Banc in connection with the merger transaction.  Information regarding directors and executive officers of M&I and Gold Banc and their respective interests in the proposed transaction will be available in the proxy statement/prospectus of M&I and Gold Banc described above and other relevant materials to be filed with the SEC.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Agreement and Plan of Merger between Gold Banc Corporation, Inc. and Marshall & Ilsley Corporation dated as of November 9, 2005

10.2	Stockholder Voting Agreement, dated as of November 9, 2005, by and among Marshall & Ilsley Corporation and certain stockholders of Gold Banc Corporation, Inc.

99.1	Joint Press Release dated November 10, 2005

99.2	Presentation Materials dated November 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2005	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson
Randall J. Erickson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Plan of Merger between Gold Banc Corporation, Inc. and Marshall & Ilsley Corporation dated as of November 9, 2005

10.2	Stockholder Voting Agreement, dated as of November 9, 2005, by and among Marshall & Ilsley Corporation and certain stockholders of Gold Banc Corporation, Inc.

99.1	Joint Press Release dated November 10, 2005

99.2	Presentation Materials dated November 10, 2005